Ivy Funds

Supplement dated June 7, 2019 to the

Ivy Funds Statement of Additional Information

dated January 31, 2019

as supplemented February 21, 2019 and May 7, 2019

The following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by Pictet — Conflicts of Interest for Pictet” section beginning on page 109:

The following table provides information relating to the portfolio manager of Ivy Pictet Emerging Markets Local Currency Debt Fund as of April 30, 2019:

Robert Simpson (Pictet UK) — Ivy Pictet Emerging Markets Local Currency Debt Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	10	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$134	$8,340	$1,711
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Simpson assumed co-investment management responsibilities for Ivy Pictet Emerging Markets Local Currency Debt Fund effective May 2019.

The following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers Employed by Pictet AM” section on page 110:

As of April 30, 2019, the dollar range of shares beneficially owned by the portfolio manager noted below was:

Manager	Dollar Range of Shares Owned in Ivy Pictet Emerging Markets Local Currency Debt Fund	Dollar Range of Shares Owned in the Fund Complex
Robert Simpson[1]	$0	$0

[1]	Mr. Simpson assumed co-investment management responsibilities for Ivy Pictet Emerging Markets Local Currency Debt Fund effective May 2019.

Supplement	Statement of Additional Information	1